EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 19, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                       0-21802                   34-1741211
(STATE  OR  OTHER  JURISDICTION  (COMMISSION  FILE NUMBER)   (IRS  EMPLOYER
OF INCORPORATION  OR  ORGANIZATION)                         IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)        (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item  2.02  Results  of  Operations  and  Financial  Condition

The Company announced today their third quarter 2004 financial results. The press release has been attached to this filing as Exhibit 10.1


Item  9.01  -  Financial  Statements  and  Exhibits
(c)     Exhibits
     Exhibit  No.     Description
     ------------     -----------
     10.1             Press  Release  dated  November  19,  2004.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:   November  19,  2004          By:       /s/  James  K. McHugh
                                                 James  K.  McHugh
                                                Chief  Financial  Officer